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                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                            -----------------

                                FORM 8-K


                             CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             DECEMBER 20, 1999


                       OGLETHORPE POWER CORPORATION
                    (AN ELECTRIC MEMBERSHIP CORPORATION)

            (Exact name of Registrant as specified in its charter)

         GEORGIA                     33-7591             58-1211925
(State or other jurisdiction        (Commission        (I.R.S. Employer
     of incorporation)              File Number)       Identification No.)

           POST OFFICE BOX 1349                          30085-1349
         2100 EAST EXCHANGE PLACE                        (Zip Code)
            TUCKER, GEORGIA
(Address of principal executive offices)

Registrant's telephone number, including area code      (770) 270-7600

                                     NONE
         (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.
        ------------

        In a press release disseminated on December 21, 1999, Oglethorpe Power Corporation announced that an arbitration panel has ruled that Oglethorpe Power's power marketing contract with LG&E Energy Corp. and LG&E Energy Marketing, Inc. is valid and must continue to be honored. For a description of the power marketing contract and the dispute regarding it, see "Item 1. BUSINESS-MEMBER REQUIREMENTS AND POWER SUPPLY RESOURCES-Power Marketer Arrangements-LEM AGREEMENTS" and "Item 3. LEGAL PROCEEDINGS" in Oglethorpe Power's 1998 Annual Report on Form 10-K.

        The attached press release contains forward-looking statements regarding the power marketing contract with LG&E and should be read in conjunction with cautionary statements contained in Oglethorpe Power's 1998 Annual Report on Form 10-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        ------------------------------------------------------------------

  (c)   Exhibits

  Number                             Exhibit
  ------                             -------

    99                               Press Release



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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            OGLETHORPE POWER CORPORATION
                            (AN ELECTRIC MEMBERSHIP CORPORATION)


Date: December 21, 1999                 By:  /s/ Thomas A. Smith
      ------------------------             ---------------------------------
                                        Thomas A. Smith
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)